SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report………………..March 10, 2010 Date of Earliest Event Reported………………March 10, 2010

0-17893
(Commission File Number)

TELTRONICS, INC.
(Exact Name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

59-2937938
(I.R.S. Employer Identification Number)

2511 CORPORATE WAY, PALMETTO, FLORIDA 34221
(Address of principal executive offices, including zip code)

(941) 753-5000
(Registrant's telephone number, including area code)

ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

On March 10, 2010, the Registrant amended Sections 1, 4, 5 and 7 of Article V of its By-Laws to permit the issuance of uncertificated shares of its capital stock, under Section 158 of the Delaware General Corporation Law.   That amendment is effective as of March 10, 2010.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

Exhibit No. Description
1 Amendment to By-Laws, dated March 10, 2010

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on behalf of the undersigned thereunto duly authorized.

TELTRONICS, INC. (Registrant) /s/ Ewen R. Cameron Ewen R. Cameron President and Chief Executive Officer

Dated:  March 10, 2010

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